                                  EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of SVT Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sanjay Sethi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 19, 2002

                                             /s/       Sanjay Sethi      *
                                             -----------------------------
                                             Sanjay Sethi
                                             Chief Executive Officer
                                             SVT Inc.

* The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.